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Exhibit 10.11

Execution Copy

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT

IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF

PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 5 to

RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT,

DATED MAY 24, 2004, by and between VERTEX PHARMACEUTICALS INCORPORATED and CYSTIC

FIBROSIS FOUNDATION THERAPEUTICS INCORPORATED

This Amendment No. 5 (the “Fifth Amendment”) is made effective as of April 1, 2011 (the “Effective Date”) by and between Vertex Pharmaceuticals Incorporated, a Massachusetts corporation with its principal offices at 130 Waverly Street, Cambridge, Massachusetts 02139-4242 (“Vertex”), and Cystic Fibrosis Foundation Therapeutics Incorporated, a Delaware corporation with its principal offices at 6931 Arlington Road, Bethesda, Maryland 20814 (“CFFT”).

This Fifth Amendment amends the Research, Development and Commercialization Agreement, dated May 24, 2004, by and between Vertex and CFFT (the “Original Agreement”), as amended by Amendment No. 1 to the Original Agreement, dated January 6, 2006 (the “First Amendment”), Amendment No. 2 dated January 1, 2006 (the “Second Amendment”), Amendment No. 3 dated November 20, 2006 (the “Third Amendment”), and Amendment No. 4 dated August 20, 2007 (the “Fourth Amendment”). Any reference herein to the “Original Agreement, as amended”, refers to the Original Agreement and all amendments, excluding this Fifth Amendment, unless the context otherwise requires. Vertex and CFFT are referred to herein individually as a “Party” and collectively as the “Parties.”

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Background

In 1998, CFFT made an award to Aurora Biosciences Corporation (“Aurora”) to conduct a feasibility study using high throughput screening for cystic fibrosis targets. On May 19, 2000, CFFT selected and provided support for Aurora to conduct high throughput screening with respect to the cystic fibrosis transmembrane conductance regulator (“CFTR”) target identified by CFFT. From that time until March 31, 2008 (the “Original Research Term”), Aurora, and then after its merger into Vertex, Vertex, conducted a research program with CFFT’s support aimed at identification and design of “Potentiator” and “Corrector” compounds, both of which are directed as a principal mode of therapeutic action at modulation of the biological effect of CFTR in different ways and with different anticipated results.

On May 24, 2004, the Parties executed the Original Agreement. The Original Agreement contemplated that during the course of the research program, Vertex, with CFFT’s agreement, would select either the Potentiator or the Corrector approach as its Primary Program (as defined in the Original Agreement, as amended), to which a majority of resources under the research program would be directed, and the other approach would be designated as an Alternative Program (as defined in the Original Agreement, as amended), to which the balance of resources would be directed.

In 2005, with the concurrence of CFFT, Vertex selected the Potentiator approach as the Primary Program, and designated a certain Potentiator, VX-770, as a Development Candidate under the terms of the Original Agreement, as amended. On March 16, 2006, the Parties executed the Second Amendment, which provided for funding for the accelerated development of Potentiator Compounds. On November 20, 2006, the Parties executed the Third Amendment, which allocated on-going CFFT funding to the Vertex Potentiator Back-up Program.

To further the discovery of Corrector Compounds of significant potential value as therapeutics, on January 6, 2006, the Parties executed the First Amendment, which provided, among other things, for continued funding for research relating to Corrector Compounds. On August 20, 2007, the Parties executed the Fourth Amendment, which re-allocated certain of the Corrector Research Program funding in order to support accelerated preclinical development of the Corrector Development Candidate VX-809. Upon termination of the Original Research Term, the Original Agreement, as amended, expired pursuant to Section 10.1, and certain provisions, set forth in Section 10.4 of the Original Agreement, as amended, survived.

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As of the date of this Fifth Amendment, Vertex is continuing the clinical development of the Potentiator VX-770, the Corrector VX-809, and a combination regimen of both VX-770 and VX-809. Vertex also is developing the Corrector VX-661, which was discovered during the Original Research Term, and intends to identify VX-661 as a Development Candidate in accordance with Section 3.1 of the Original Agreement, as amended. VX-809 and VX-661, together with any additional Correctors discovered by Vertex during the Original Research Term are referred to in this Fifth Amendment as “First Generation Correctors.”

In furtherance of its charitable purpose to cure and/or mitigate the effects of cystic fibrosis, CFFT intends to provide the additional funding specified in this Fifth Amendment for the research and development of Correctors for cystic fibrosis. This Fifth Amendment sets forth the Parties’ agreement with respect to such (a) additional funding from CFFT to support clinical development of VX-661, (b) additional funding from CFFT for a new research term to conduct further research relating to discovery of additional Corrector Compounds, such newly-discovered compounds to be referred to herein as “Second Generation Correctors,” and (c) clinical development of Second Generation Corrector(s), in accordance with the Original Agreement, as amended, together with this Fifth Amendment; and to amend the Original Agreement, as amended, accordingly.

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Capitalized terms not otherwise defined in this Fifth Amendment shall have the meaning ascribed to them in the Original Agreement, as amended. Terms used in this Fifth Amendment to refer to a Drug Product which is prepared from a specific Drug Product Candidate or Category of Drug Candidate, for example, Drug Product prepared from VX-770 or Second Generation Correctors, shall be referred to herein by identifying the Drug Product Candidate or category, such as VX-770 Drug Product or Second Generation Corrector Drug Product. If specific provisions of this Fifth Amendment are inconsistent with specific provisions of the Original Agreement, as amended, the provisions of this Fifth Amendment, with respect to the subject matter of this Fifth Amendment, shall control. Otherwise the Original Agreement, as amended, to the extent its provisions have survived the termination of the Original Research Term, shall continue to be applicable.

Amendment

In consideration of the mutual covenants set forth in this Fifth Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

Section 1. First Generation Corrector Development and Development Funding.

1.1 VX-661 as Drug Product Candidate. The Parties agree that VX-661 will be designated as a Development Candidate, and that Vertex has commenced a Development Program with respect thereto. The Corrector JDC in place for VX-809 development shall serve as the JDC for VX-661.

1.2 Development Plan. The Corrector JDC shall review implementation of the overall development plan for VX-661. The development plan shall describe the proposed clinical trial activities, non-clinical development activities, and supply and manufacturing activities for VX-661. Any change in the development plan for VX-661 will be reviewed [***].

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1.3 Budget and Funding. Exhibit 1.3(a) contains a summary that sets forth certain estimated costs of the proposed VX-661 development activities for the period through the completion of the [***]. CFFT agrees to fund up to [***]. The proposed activities and budget[***] for the VX-661 development program may be revised by the Corrector JDC from time to time, provided that the amount of [***] to be reimbursed by CFFT shall not be increased without the written consent of CFFT.

[***]. On the Effective Date CFFT shall pay Vertex [***] (of the total [***] to be funded) [***]. For purposes of this Fifth Amendment, Vertex will provide CFFT with [***] reports within [***] (commencing with the second calendar quarter of 2011) showing expenses incurred and invoices received under the VX-661 development program during the quarter just ended against budgeted expenses for that quarter (which, for the second calendar quarter of 2011, shall include any expenses for activities undertaken during the first calendar quarter of 2011 that were invoiced [***]). Payments due for [***] shall be made by CFFT to Vertex [***] within [***] following receipt by CFFT of an invoice for such VX-661 External Development Costs accompanied by usual and customary documentation of such costs, including copies of Third Party invoices supporting such costs and evidence that the costs relate to the VX-661 development program. All payments shall be made without deduction for withholding or similar taxes in United States dollars to the credit of such bank account as may be designated in writing to CFFT. Any payments that fall due on a date that is a legal holiday in The Commonwealth of Massachusetts may be made on the next following day that is not a legal holiday in The Commonwealth.

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If the development program for VX-661 is discontinued or the VX-661 External Development Costs incurred to advance VX-661 through completion of the [***] are less than [***], CFFT agrees, subject to termination rights by CFFT in accordance with this Fifth Amendment, that any funds remaining from the original [***] funding commitment hereunder will be available to reimburse Vertex for the actual external development costs related to continued development of First Generation Correctors, on the invoicing and payment terms set forth in this Section 1.3 as if it were with respect to VX-661 External Development Costs.

At its sole discretion, CFFT shall have the right to terminate its funding obligation under this Section 1.3, effective upon written notice provided to Vertex [***]. Upon any such funding termination: (a) CFFT shall be responsible to fund only those costs incurred for activities initiated by Vertex and for which Vertex has incurred non-terminable obligations to a Third Party prior to the funding termination; (b) the royalty rates for Net Sales of VX-661 Drug Product and VX-809 Drug Product set forth in Section 5.3.1(b), [***], as illustrated by the examples set forth in Exhibit 1.3(c); and (c) Section 10.6 of the Original Agreement, as amended by this Fifth Amendment, shall terminate and CFFT shall have none of the rights set forth in such Section 10.6.

Section 2. Second Generation Corrector Research and Development Program Funding.

2.1 Research Plan and Program. Beginning on the Effective Date, the “Research Program” will refer to research undertaken under the terms of this Fifth Amendment pursuant to the research plan for Second Generation Corrector Research (which shall be the “Research Plan” referred to in Section 2.4 of the Original Agreement, as amended, and the research conducted under the Research Plan shall be the “Research Program” under the Original Agreement, as amended, and under this Fifth Amendment), an initial version of which is attached hereto as Exhibit 2.1 (the “Second Generation Corrector Research Plan”). The “Research Term” shall begin on the Effective Date and end on the Research Termination Date (as defined in this Fifth Amendment).

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2.2 Budget; Funding Obligation; Payments. The budget for the Research Program [***] (as defined in this Fifth Amendment) is attached hereto as Exhibit 2.2(a) (as revised during the term of the Research Program, the “Second Generation Corrector Research Budget”). CFFT agrees to fund up to [***] of the costs of the Research Program for Second Generation Correctors as set forth herein and in the Second Generation Corrector Research Budget, including Vertex internal costs and external costs, for research and development activities, which for purposes of this Fifth Amendment, shall include all research and development activities undertaken with respect to a Second Generation Corrector or Correctors from [***].

For purposes of this Fifth Amendment, Vertex will provide CFFT with [***] reports within [***] (commencing with the second calendar quarter of 2011) showing expenses incurred and invoices received under the Research Program during the quarter just ended against budgeted expenses for that quarter. The first such report shall be due after completion of the second calendar quarter of 2011, and will cover the period from [***] through the end of that quarter.

Payments due under the Second Generation Corrector Research Budget on account of internal FTEs shall be made by CFFT [***]. Internal FTE costs will be calculated at an annual rate of $[***] per FTE. On the Effective Date CFFT shall pay [***] (of the total [***] to be funded), [***].

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Payments due on account of external costs of the Research Program shall be made by CFFT to Vertex [***] within [***] days following receipt by CFFT of an invoice for such external costs accompanied by usual and customary documentation of such costs, including copies of Third Party invoices supporting such costs and evidence that the costs relate to the Research Program. For all non-United States Dollar expenditures, documentation of the currency conversion rate shall be provided. Each invoice shall also include a quarterly “true-up” of internal FTEs. Accounting and invoicing for expenditures for the Research Program shall be maintained and provided separately from those for the VX-661 development program.

On or before January 31 of each year during the Research Term, Vertex will provide CFFT with an accounting of all internal FTE costs and external research costs (including documentary evidence of external FTEs and other costs, which shall include a yearly FTE true-up) incurred under the Research Program during the most recently concluded calendar year. If CFFT’s funding for any reporting period is in excess of the amount set forth in the Second Generation Corrector Research Budget for that period, the excess amount will be carried over and applied as a credit against CFFT’s required funding in future periods, subject to the limit of CFFT’s funding obligation set forth above. If CFFT’s funding for any reporting period is less than the amount set forth in the Second Generation Corrector Research Budget for that period, the balance remaining will be carried over and added to the budgeted amount for the next reporting period. If there is any unexpended funding provided by CFFT at the termination of the Research Program, it shall be promptly returned to CFFT. To the extent not inconsistent with the provisions of this Amendment, the provisions of Section 4.5 of the Original Agreement, as amended, will apply to the Research Program.

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CFFT agrees to fund up to [***] of external development costs for Second Generation Correctors, as set forth in the estimated development budget in Exhibit 2.2(b), which for purposes of this Fifth Amendment shall include all costs and expenses invoiced by Third Parties, whether for goods or services, associated with the development of a Second Generation Corrector or Correctors at any time after an IND is opened for such Second Generation Corrector or Correctors. Vertex will provide CFFT with [***] reports within [***] showing external expenses incurred in development of Second Generation Corrector(s) during the quarter just ended against budgeted expenses for that quarter. Payments due for such expenses shall be made by CFFT to Vertex [***] within [***] days following receipt by CFFT of an invoice for such expenses accompanied by usual and customary documentation of such costs.

For illustrative purposes, Exhibit 2.2(c) shows the total combined costs to be funded by CFFT for (i) the Second Generation Corrector Research Program (as set forth in greater detail in Exhibit 2.2(a)) and (ii) the estimated external development costs for the clinical development of Second Generation Correctors (as set forth in greater detail in Exhibit 2.2(b)).

All payments made by CFFT under this Section 2.2 shall be made without deduction for withholding or similar taxes in United States dollars to the credit of such bank account as may be designated in writing to CFFT. Any payments that fall due on a date that is a legal holiday in The Commonwealth of Massachusetts may be made on the next following day that is not a legal holiday in The Commonwealth.

2.3 Conduct of Research. Vertex will dedicate a minimum average of [***] FTE scientists (on an annualized basis) to the Research Program during its term[***].

2.4 Termination of Research and/or Development Funding. The Research Term shall end on [***], unless the Research Program is otherwise extended or terminated in accordance with this Fifth Amendment (the “Research Termination Date”). After the Research Termination Date, CFFT shall be responsible to fund only those expenses that do not exceed the Second Generation Corrector Research Budget for activities initiated by Vertex prior to the Research Termination Date and for which Vertex has either incurred non-terminable obligations to a Third Party, or which require a minimal amount of time and/or resources to complete after the Research Termination Date.

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CFFT may in its sole discretion upon [***] notice provided any time after the first anniversary of the Effective Date terminate its funding obligation for the Research Program. In addition, at its sole discretion, CFFT shall have the right to terminate its funding obligations for external development costs for Second Generation Correctors [***]. Upon any such funding termination: (a) CFFT shall be responsible to fund those internal costs incurred for research activities, if any, initiated by Vertex prior to the termination and/or external costs for activities initiated by Vertex and for which Vertex has incurred non-terminable obligations to a Third Party prior to the funding termination; (b) the royalty rates set forth in Sections 5.3.1(c)[***] shall be reduced [***]; and (c) Section 10.6 of the Original Agreement, as amended by this Fifth Amendment, shall terminate and CFFT shall have none of the rights set forth in such Section 10.6.

Section 3. Amendments to Royalty Rates.

3.1 Royalty Rates. Section 5.3.1 of the Original Agreement, as amended, is deleted, and in its place the following shall be inserted:

“5.3.1 Net Sales in the Field

(a) Vertex shall pay to CFFT the following royalties on Net Sales

[***]:

•	[***]

•	[***]

•	[***];

[***].

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(b) [***]:

•	[***]

•	[***].

[***].

(c) [***]:

•	[***]

•	[***].

[***].

3.2 Section 5.3.2 of the Original Agreement, as amended, is amended by designating the original language as subparagraph (a), and adding the following as subparagraph (b):

(b) “Vertex also shall pay [***] in two equal installments, as set forth below. [***] which would be payable in the following amounts, in each case within [***] after the [***] in which cumulative Net Sales of Drug Products containing VX-661 or VX-809 have reached the following levels:

[***]		[***]
[***]		[***]
[***]		[***]
	[***]	[***]”

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Section 4. Miscellaneous Provisions.

Section 4.1 Interruption. Section 10.6 of the Original Agreement, as amended, shall be deleted in its entirety, and the following substituted therefore:

10.6 Interruption.

10.6.1 Definitions. For purposes of this Agreement, the terms defined in this Section 10.6.1 shall have the following meanings:

10.6.1.1 “Ceased”, with respect to the development of a Development Candidate, will mean that Vertex has ceased commercially reasonable development activity, in accordance with the standards of commercial reasonableness set forth in Section 3.1 of the Original Agreement, as amended, with respect to that Development Candidate for a period of twelve consecutive months.

10.6.1.2 “Follow-on” [***].

10.6.1.3 “Lead” [***].

10.6.1.4 “Permitted Reason” shall mean, with respect to any Second Generation Corrector:

(a) Vertex has not completed a clinical study of such Second Generation Corrector designed to establish so-called “proof-of-concept (“POC”), but either (i) Vertex obtained evidence that such compound is unlikely to achieve Successful POC; or (ii) such compound failed to demonstrate Successful Pre-Clinical CFTR Correction Activity; or

(b) Vertex completed clinical studies designed to establish POC for the compound and the compound failed to achieve Successful POC.

10.6.1.5 “Successful Pre-Clinical CFTR Correction Activity” shall mean, with respect to any compound, demonstration that the compound [***]; and (b) [***]. [***].

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10.6.1.6 “Successful POC” shall mean demonstration by a compound [***] of [***].

10.6.1.7 “Vertex” for the purpose of this Section 10.6 only shall mean Vertex or any of its Affiliates, licensees, sublicensees, assignees or partners.

10.6.2 Interruption; License to CFFT. If, prior to commercialization by Vertex of a Second Generation Corrector, Vertex has ceased development with respect to all Correctors (first generation and second generation), there shall be deemed to be an “Interruption.” In the event of an Interruption, the following license in favor of CFFT shall become effective:

(a) if Vertex is not commercializing any First Generation Corrector at the time of the Interruption, then CFFT shall have an irrevocable, exclusive worldwide license [***], with the right to sublicense, under the Vertex CF Technology, to develop, manufacture, have manufactured, use, sell, offer to sell and import those Compounds in the Field; or

(b) if Vertex is commercializing a First Generation Corrector at the time of the Interruption, then CFFT shall have an irrevocable, exclusive worldwide license [***], with the right to sublicense, under the Vertex CF Technology, to develop, manufacture, have manufactured, use, sell, offer to sell and import those Compounds in the Field;

provided, however, the license under this Section 10.6.2(b) shall not encompass any Corrector for which Vertex ceased Development for a Permitted Reason.

[***].

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10.6.3. Termination of Interruption Rights. This Section 10.6 shall terminate, and CFFT shall have no further rights hereunder, immediately upon the First Commercial Sale of a Second Generation Corrector Drug Product, and as otherwise provided in this Fifth Amendment.

Section 4.2 Termination upon Vertex Change-in-Control. CFFT shall have the right, exercisable in its sole discretion, to terminate all of its funding obligations under this Fifth Amendment upon a Change-in-Control of Vertex, subject to CFFT’s obligations to fund previously committed amounts in accordance with the provisions of this Fifth Amendment. In the event of any such termination prior to an Interruption (as defined above), the provisions of Section 10.6 shall be terminated and have no further force or effect. For purposes of this Section 4.2, a “Change-in-Control” shall mean that any “person” or “group,” as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Act”), becomes a beneficial owner, as such term is used in Rule 13d-3 promulgated under the Act, of securities of Vertex representing more than [***] of the combined voting power of the outstanding securities of Vertex having the right to vote in the election of directors; or (b) all or substantially all the business or assets of Vertex are sold or disposed of, or Vertex or a subsidiary of Vertex combines with another company pursuant to a merger, consolidation, or other similar transaction, other than (i) a transaction solely for the purpose of reincorporating Vertex or one of its subsidiaries in a different jurisdiction or recapitalizing or reclassifying Vertex’s stock; or (ii) a merger or consolidation in which the shareholders of Vertex immediately prior to such merger or consolidation continue to own at least a majority of the outstanding voting securities of Vertex or the surviving entity immediately after the merger or consolidation.

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Section 4.3 Publicity. The provisions of Section 6.3 of the Original Agreement shall apply to this Fifth Amendment as if it were being entered into as part of the Original Agreement, as amended. The Parties will agree on the timing and content of a press release relating to this Fifth Amendment.

Section 4.4 Third Party Testing.

Upon receipt of a Testing Request (as defined below) from CFFT, Vertex will supply to an Agreed Lab (as defined below) reasonably adequate quantities of the Lead and/or the Follow-on (as such terms are defined in Section 10.6.1, as revised by this Fifth Amendment), as necessary to enable the Agreed Lab to conduct in vitro testing of the efficacy and potency of either or both of such Compounds [***] (for purposes of this Section 4.4, the “Vertex Assay”). All such testing will be undertaken at the expense of CFFT in addition to any funding otherwise provided hereunder.

An “Agreed Lab” is a commercial testing laboratory unaffiliated with either CFFT or Vertex and reasonably acceptable to both, which (a) specializes in rendering services to the pharmaceutical industry and has nationally recognized expertise in the testing of pharmaceutical compounds; (b) has a superior reputation for integrity in dealing with the proprietary information of others and would be free of any real or apparent conflict of interest in performing the services which are the subject of this Section 4.4; and (c) is bound by the terms of a confidentiality agreement with Vertex which is customary in form and content, which covers the testing contemplated by this Section 4.4, and which permits the Agreed Lab to report directly to CFFT and Vertex the results which it obtains with respect to efficacy and potency of the Lead and/or Follow-on. The Agreed Lab will adhere strictly to testing protocol approved by Vertex and shall be required to report all testing results directly to both CFFT and Vertex. [***].

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A “Testing Request” is a written request relating to the testing of either the Lead or Follow-on, which is delivered by CFFT to Vertex within the [***] period beginning upon receipt by CFFT of notification from Vertex of its identification of such Compound as Development Candidate.

Vertex and CFFT acknowledge that the use of a commercially available assay equivalent to the Vertex Assay for the testing of the Lead and Follow-on may yield results which are less robust than the results obtained by use of the Vertex Assay. The Parties also acknowledge that the transfer of the Vertex Assay to an Agreed Lab may be difficult, and the results less than satisfactory, without a commitment of substantial time and effort by Vertex which, if undertaken, may adversely impact the progress of the Research Program. Therefore, the parties agree that Vertex’s responsibility for the testing provided under this Section 4.4 shall be limited as follows: (a) Vertex will cooperate with CFFT in the selection of an Agreed Lab , as may be requested by CFFT, and thereafter will assist in the determination whether commercially available assays conducted by the Agreed Lab are likely to provide satisfactory results; (b) Vertex will provide the Agreed Lab with requisite amounts of each Compound, in connection with Testing Requests from CFFT as provided above, out of any supplies which Vertex may have on hand; (c) Vertex will provide telephone consulting to appropriate representatives of the Agreed Lab concerning applicable assay methodology; (d) if the parties conclude that conventional testing will not yield adequate results, and upon the written request of CFFT rendered with due regard to the [***] to establish an assay based on proprietary protocols from Vertex, Vertex will provide the Vertex Assay to the Agreed Lab sufficiently in advance of any testing provided for in this Section 4.4 to accommodate such testing, under provisions of confidentiality, restricted access and non-use (for other than testing hereunder), and will ensure that appropriate Vertex representatives are available by telephone from time to time to answer questions and otherwise assist the Agreed Lab representatives in their efforts to establish the Vertex Assay. Vertex shall in no event be responsible for any failure by the Agreed Lab to establish an effective assay using Vertex’s protocols, nor shall any time periods provided herein for action by CFFT be extended by reason of any such failure.

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Section 5. Original Agreement Ratified; Certain Expired Provisions Reinstated.

In all other respects, the Original Agreement, as amended, to the extent unexpired, is hereby ratified and confirmed. The following provisions, which expired under the Original Agreement, as amended, as a result of the conclusion of the Original Research Term, are hereby reinstated effective on the Effective Date solely for the purposes and to the extent applicable to the subjects addressed in this Fifth Amendment: 2.4.1, 2.6, 2.7, 2.8, 10.1, 10.4, and Article XIII, and all other provisions that have expired as of the Effective Date, whether set forth in the Original Agreement or any amendment to the Original Agreement, shall have no force or effect as a result of the execution of this Fifth Amendment.

[Signature Page Follows]

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In witness whereof, the Parties hereto have executed this Agreement as of the day and year first above written.

VERTEX PHARMACEUTICALS,		CYSTIC FIBROSIS FOUNDATION
INCORPORATED		THERAPEUTICS, INCORPORATED

By:	/s/ Matthew W. Emmens	By:	/s/ Robert J. Beall
Title:	Chairman, CEO & President	Title:	President & CEO
Date:	April 4, 2011	Date:	April 4, 2011

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Exhibit 1.3(a)

[***]

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Exhibit 1.3(b)

[***]

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Exhibit 1.3(c)

[***]

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Exhibit 2.1

Second Generation Corrector Research Plan

[***]

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Exhibit 2.2(a)

[***]

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Exhibit 2.2(b)

[***]

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Exhibit 2.2(c)

[***]

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Exhibit 2.4

[***]

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